Exhibit 99.1

NOVATEL WIRELESS FILES THIRD QUARTER FORM 10-Q,

SCHEDULES EARNINGS CONFERENCE CALL FOR NOVEMBER 20, 2008

SAN DIEGO, CA — November 17, 2008 — Novatel Wireless, Inc. (NASDAQ: NVTL), a leading provider of wireless broadband access solutions, today announced that the Company has filed its Form 10-Q for the three and nine months ended September 30, 2008 with the SEC. The Company is now current with all of its periodic SEC reports.

As anticipated, on November 12, 2008, the Company received a NASDAQ Staff Determination Letter indicating that the Company did not comply with NASDAQ’s filing requirement as set forth in Marketplace Rule 4310(c)(14) due to the delayed third quarter
Form 10-Q. Based upon today’s filing of the third quarter Form 10-Q, the Company believes it satisfies all requirements for continued listing on NASDAQ; however, it awaits formal confirmation of its compliance from NASDAQ, which is anticipated shortly.

The Company will host a conference call and live webcast for analysts and investors at 5:00 p.m. EST on Thursday, November 20, 2008. During the call, management will discuss the Company’s results for the third quarter and the outlook for future periods. Parties in the United States and Canada, may call 800-240-4186 to access the conference call. International parties can access the call at
303-262-2163.

Novatel Wireless will offer a live webcast of the conference call, which will include forward-looking information. The webcast will be accessible from the “Investor Relations” section of the Company’s website at www.novatelwireless.com. The webcast will be archived for a period of 30 days. A telephonic replay of the conference call will also be available for two days beginning two hours after the call. To hear the replay, parties in the United States and Canada should call 800-405-2236 and enter pass code 11121462. International parties should call 303-590-3000 and enter pass code 11121462.

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Novatel Wireless Files Third Quarter Form 10-Q, Schedules Conference Call                                 Page 2 of 2

About Novatel Wireless

Novatel Wireless, Inc. is revolutionizing wireless communications. The Company is a leader in the design and development of innovative wireless broadband access solutions based on 3G WCDMA (HSDPA & UMTS), CDMA and GSM technologies. Novatel Wireless’ MerlinTM PC Cards and ExpressCards, Expedite® Embedded Modules, MobiLinkTM Communications Software Suite, OvationTM Fixed Mobile Convergence Products and ConversaTM Software Suite enable high-speed wireless Internet access. The company delivers innovative 3G solutions to operators, distributors and vertical markets worldwide. Headquartered in San Diego, California, Novatel Wireless is listed on NASDAQ: NVTL. For more information please visit www.novatelwireless.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements made in this release that are not historical facts, including statements accompanied by words such as “anticipate,” “expect,” “will,” “believe,” “intend” or similar words are forward-looking statements. The forward-looking statements in this release involve risks and uncertainties. The Company cautions you not to place undue reliance on these forward-looking statements.

A number of important factors could cause actual results or events to differ materially from those expressed or implied in the forward-looking statements contained in this release, including the factors set forth in Novatel Wireless’ filings with the United States Securities and Exchange Commission (available at www.sec.gov), including its Annual Report on Form 10-K for the year ended December 31, 2007, and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2008, June 30, 2008, and September 30, 2008, and other regulatory agencies. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this release.

©2008 Novatel Wireless. All rights reserved. The Novatel Wireless logo, Merlin, Expedite, MobiLink, Ovation and Conversa are trademarks of Novatel Wireless, Inc. Other product or service names mentioned herein are the trademarks of their respective owners.

For more information, contact:

Julie Cunningham

Vice President, IR & Communications

(858) 431-3711

ir@nvtl.com

or

Mike Bishop

The Blueshirt Group

(415) 217-4968

mike@blueshirtgroup.com